Exhibit 10.1
                                                                 EXECUTION COPY


                            SECOND AMENDING AGREEMENT

                  THIS AGREEMENT is made as of October ___, 2004,

B E T W E E N:

                            MAGNA ENTERTAINMENT CORP.
                          AS BORROWER (THE "BORROWER")

                                     - AND -


                            THE GUARANTORS SET FORTH
                          ON THE SIGNATURE PAGES HEREOF
                 AS GUARANTORS (COLLECTIVELY, THE "GUARANTORS")
                                     - AND -


                      BANK OF MONTREAL, ACTING THROUGH ITS
                             CHICAGO LENDING OFFICE
                            AS LENDER (THE "LENDER")

                                     - AND -


                      BANK OF MONTREAL, ACTING THROUGH ITS
                             CHICAGO LENDING OFFICE
                             AS AGENT (THE "AGENT")



RECITALS:

A. The Lender has made a certain credit facility available to the Borrower in accordance with the terms and conditions set out in an amended and restated credit agreement (the "Amended and Restated Credit Agreement") dated as of October 10, 2003, between the Borrower, the Guarantors, the Lender, the Agent and BMO Nesbitt Burns Inc., a Division of Bank of Montreal, as arranger;

B. The Amended and Restated Credit Agreement has been amended by a First Amending Agreement made as of June 8, 2004 amongst the parties hereto (the Amended and Restated Credit Agreement as amended thereby, hereinafter referred to as the "Loan Agreement"); and


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                                      -2-


C. The Borrower, the Lender and the Agent have agreed to certain additional amendments to the Loan Agreement which are set out in this Second Amending Agreement and the Guarantors have agreed to confirm the guarantees and security granted by them in connection with the Loan Agreement;

                  NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties agree as follows:

1.                INTERPRETATION

                  Capitalized terms not defined in this Second Amending Agreement have the meaning given to such terms in the Loan Agreement.

2.                LOAN AGREEMENT AMENDMENTS

                  The parties hereto agree to amend the Loan Agreement as follows:

         2.1 by amending the definition of "EBITDA" in section 1.1.35 by deleting paragraph (a) in its entirety and replacing it with the following new paragraph (a):

                  "(a) increased by the sum of (without duplication) (i) income tax expense for such period; (ii) interest expense for such period, (iii) depreciation and amortization expense for such period, (iv) non-cash losses incurred during such period, (v) costs incurred in Fiscal Year 2004 and Fiscal Year 2005 up to a maximum of $5,000,000 in respect of the purchase, lease, rental, construction and maintenance of temporary grandstand, clubhouse, food and beverage, restrooms, backstretch and other related facilities at the Gulfstream Park race track for the 2005 racing season beginning in January, 2005 and ending in April, 2005; and (vi) predevelopment and other costs, up to a maximum of $10,000,000, as presented on such Person's statement of operations for such period, in each case to the extent such amounts were included in the calculation of Net Income of such Person for such period;".

         2.2 by amending the definition of "SANTA ANITA SENIOR FACILITY" in section 1.1.106 by deleting "$53,500,000" in the fourth line thereto and replacing the same with "$75,000,000".

         2.3      by amending the definition of "TERMINATION  DATE" in section
                  1.1.118 by deleting "October 8, 2004" and replacing it with October 10, 2005".


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                                      -3-


         2.4 by deleting section 7.1.18.1 (TOTAL FUNDED DEBT TO EBITDA) and replacing it with the following:

                  "7.1.18.1 TOTAL FUNDED DEBT TO EBITDA. The ratio of (i) Total Funded Debt less cash reflected on the Borrower's consolidated balance sheet to (ii) EBITDA shall not be greater than 5.0:1.0;"

         2.5 by deleting the table set out in Schedule 1.1.9 in its entirety and replacing it with the following new table:


                  --------------------------------------------------------------------------------------------------
                          TOTAL FUNDED
                  DEBT LESS CASH TO EBITDA(R)         BASE RATE                LIBOR               STAND-BY FEE
                  --------------------------------------------------------------------------------------------------
                  R less than 1.5                      +1.00%                  +2.00%                 0.375%
                  --------------------------------------------------------------------------------------------------
                  1.5 less than =R less than 2.0       +1.50%                  +2.50%                  0.40%
                  --------------------------------------------------------------------------------------------------
                  2.0 less than =R less than 2.5       +1.75%                  +2.75%                  0.45%
                  --------------------------------------------------------------------------------------------------
                  2.5 less than =R less than 3.0       +2.00%                  +3.00%                  0.50%
                  --------------------------------------------------------------------------------------------------
                  3.0 less than =R less than 3.5       +2.25%                  +3.25%                  0.55%
                  --------------------------------------------------------------------------------------------------
                  3.50 less than =R less than 4.0      +2.50%                  +3.50%                 0.625%
                  --------------------------------------------------------------------------------------------------
                  4.0 less than =R less than 4.5       +2.75%                  +3.75%                  0.70%
                  --------------------------------------------------------------------------------------------------
                  4.5 less than =R                     +3.00%                  +4.00%                  0.75%
                  --------------------------------------------------------------------------------------------------


         2.6 by amending Schedule 1.1.43 (Excluded Subsidiaries) by adding MEC Sport and Entertainment Holding GmbH, MEC Sport and Entertainment GmbH, MEC Racino Holding GmbH and MEC Magna Racino Veranstaltungs GmbH as Excluded Subsidiaries under the heading "AUSTRIA" and by adding MI Racing Inc. and Horse Racing TV, Inc. as new Excluded Subsidiaries with new headings as follows:

                                    "MICHIGAN
                                    MI Racing Inc. (Delaware)

                                    MEDIA
                                    Horse Racing TV, Inc. (Delaware)";

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                                      -4-

3.                LOAN AGREEMENT

                  Save as expressly amended by this Second Amending Agreement, all other terms and conditions of the Loan Agreement and each of the Loan Documents remain in full force and effect, unamended, and this Second Amending Agreement constitutes a Loan Document for the purposes of the Loan Agreement.

4.                GUARANTEE AND SECURITY

                  Each of the Guarantors acknowledges and confirms that (i) the guarantee granted by it pursuant to Article 10 of the Loan Agreement constitutes a continuing guarantee of, among other things, all present and future obligations of the Borrower to the Lender under the Loan Agreement and shall remain in full force and effect; and (ii) each of the other Loan Documents executed by it shall remain in full force and effect. In addition, (i) MEC Land Holdings (California) Inc. acknowledges and confirms that the Golden Gate Mortgage constitutes continuing security for the obligations secured thereby and shall remain in full force and effect, and (ii) The Santa Anita Companies, Inc. acknowledges and confirms that the Santa Anita Mortgage constitutes continuing security for the obligations secured thereby and shall remain in full force and effect.

5.                REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants to the Agent and the Lender that all of the representations and warranties of the Borrower set out in section 6.1 of the Loan Agreement are true and correct on the date hereof provided if any such representation and warranty is specifically given as of any particular date or particular period of time, then such representation and warranty shall continue to be given as at such date or such period of time.

6.       COUNTERPARTS

                  This Second Amending Agreement may be signed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.



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                                      -5-


                  IN WITNESS WHEREOF this Second Amending Agreement has been executed by the parties hereto as of the date first written above.



                                 MAGNA ENTERTAINMENT CORP., AS BORROWER


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 BAY MEADOWS OPERATING COMPANY LLC, AS
                                 GUARANTOR, BUT ONLY WITH RESPECT TO ARTICLE 10 OF THE LOAN AGREEMENT AND ALL OTHER PROVISIONS RELATED THERETO



                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:

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                                      -6-


                                 GULFSTREAM PARK RACING ASSOCIATION, INC., AS
                                 GUARANTOR, BUT ONLY WITH RESPECT TO ARTICLE 10 OF THE LOAN AGREEMENT AND ALL OTHER PROVISIONS RELATED THERETO



                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:

                                 PACIFIC RACING ASSOCIATION, AS GUARANTOR, BUT ONLY WITH RESPECT TO ARTICLE 10 OF THE LOAN AGREEMENT AND ALL OTHER PROVISIONS RELATED THERETO



                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:



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                                      -7-



                                 MEC LAND HOLDINGS (CALIFORNIA) INC., AS
                                 GUARANTOR, BUT ONLY WITH RESPECT TO ARTICLE 10 OF THE LOAN AGREEMENT AND ALL OTHER PROVISIONS RELATED THERETO



                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 THE SANTA ANITA COMPANIES, INC., AS GUARANTOR, BUT ONLY WITH RESPECT TO ARTICLE 10 OF THE LOAN AGREEMENT AND ALL OTHER PROVISIONS RELATED THERETO




                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:




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                                      -8-


                                 LOS ANGELES TURF CLUB, INCORPORATED, AS
                                 GUARANTOR, BUT ONLY WITH RESPECT TO ARTICLE 10 OF THE LOAN AGREEMENT AND ALL OTHER PROVISIONS RELATED THERETO




                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 BANK OF MONTREAL, ACTING THROUGH ITS CHICAGO
                                 LENDING OFFICE, AS LENDER



                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:



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                                       -9-



                                 BANK OF MONTREAL, ACTING THROUGH ITS CHICAGO
                                 LENDING OFFICE, AS AGENT





                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title: